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                                                                    EXHIBIT 32.2

     CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. section 1350

I, Michael P. Pinto, Executive Vice President and Chief Financial Officer of M&T Bank Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) the Quarterly Report on Form 10-Q of M&T Bank Corporation for the fiscal quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
                  (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of M&T Bank Corporation.


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
section 1350 and is not being filed as part of the Report or as a separate disclosure document.






/s/ Michael P. Pinto
-----------------------
Michael P. Pinto
August 12, 2003



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to M&T Bank Corporation and will be retained by M&T Bank Corporation and furnished to the Securities and Exchange Commission or its staff upon request.